UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 18, 2024

Date of Report (Date of earliest event reported)

PRINCETON BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-41589	88-4268702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

	183 Bayard Lane, Princeton, New Jersey	08540
	(Address of principal executive offices)	(Zip Code)

(609) 921-1700

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered or to be registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	BPRN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On January 18, 2024, Princeton Bancorp, Inc. (“Princeton Bancorp” or “the Company”) released a presentation to investors about the Transaction (as defined below). The presentation is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The preceding information, as well as Exhibit 99.1 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events

On January 18, 2024, Princeton Bancorp and Cornerstone Financial Corporation (“CFC”) jointly issued a press release announcing that they had entered into a definitive agreement and plan of merger pursuant to which Princeton Bancorp will acquire CFC (the “Transaction”). A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

99.1	Investor Presentation, dated January 18, 2024

99.2	Press Release, dated January 18, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Notes on Forward-Looking Statements

This communication contains forward-looking statements, including statements about future results. Investors are cautioned that all forward-looking statements involve risks and uncertainty. These forward-looking statements may include: management plans relating to the Transaction; the expected timing of the completion of the Transaction; the ability to complete the Transaction; the ability to obtain any required regulatory, stockholder or other approvals, authorizations or consents; any statements of the plans and objectives of management for future operations, products or services, including the execution of integration plans relating to the Transaction; any statements of expectation or belief; any projections or plans related to certain financial or operational metrics; and any statements of assumptions underlying any of the foregoing. Statements preceded by, followed by or that include the words “may,” “could,” “should,” “pro forma,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan” or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important economic, regulatory, legal and technological factors, among others, that could cause the Company’s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements.

Factors that could cause or contribute to such differences include, but are not limited to, those included under the “Risk Factor” section and elsewhere in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and in Part II, Item 1A of its quarterly report on Form 10-Q for the quarter-ended March 31, 2023, as well as those disclosed in the Company’s other periodic reports filed with the SEC, and the possibility that expected benefits of the Transaction may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the Transaction may not be timely completed, if at all; that prior to the completion of the Transaction or thereafter, the Company’s and CFC’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies related to the Transaction; that required regulatory, stockholder or other approvals, authorizations or consents in connection with the Transaction are not obtained or other customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ stockholders, customers, employees and other constituents to the Transaction; and diversion of management time as a result of the matters related to the Transaction. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the prospectus of the Company and proxy statement of CFC that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the Transaction. The list of factors presented here, and the list of factors that will be presented in the registration statement on Form S-4, is not, and should not be, considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. For any forward-looking statements made in this communication or in any documents, the Company or CFC claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Additional Information about the Proposed Transaction

This communication is being made in respect of the proposed transaction involving the Company and CFC.

In connection with the proposed transaction with CFC, the Company intends to file a registration statement on Form S-4 containing a prospectus of the Company and proxy statement of CFC and other documents with the SEC. Before making any voting or investment decision, the investors and stockholders of CFC are urged to carefully read the entire prospectus of the Company and proxy statement of CFC when they become available and any other documents filed by the Company with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the Company, CFC and/or the proposed transaction. When available, copies of the prospectus of the Company and proxy statement of CFC will be mailed to the stockholders of CFC. CFC investors and stockholders are also urged to carefully review and consider the Company’s public filings with the SEC, including but not limited to its Annual Reports on Form 10-K, proxy statements, Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. When available, copies of the prospectus of the Company and the proxy statement of CFC also may be obtained free of charge at the SEC’s web site at http://www.sec.gov. You may also obtain these documents, free of charge, from the Company by accessing the Company’s website at https://thebankofprinceton.com/ under the tab “Investor Relations” and then under the heading “Financial Information” under the sub-heading “Public Filings”.

Participants in the Solicitation

The Company, CFC and certain of their respective directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of CFC’s stockholders in connection with the Transaction. Information about the directors and executive officers of the Company and their ownership of Company common stock is set forth in the proxy statement for the Company’s 2023 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on April 3, 2023. Additional information regarding the interests of those participants and other persons who may be deemed participants in the solicitation of proxies of CFC’s stockholders in connection with the Transaction may be obtained by reading the proxy statement of CFC and prospectus of the Company regarding the Transaction when they become available. Once available, free copies of the proxy statement of the CFC and prospectus of the Company may be obtained as described on the previous page.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

For The Bank of Princeton:

Edward J. Dietzler, President and CEO

Phone: (609) 454-0717

Or

For Cornerstone:

Gene D’Orazio, President and CEO

Phone: (856) 380-8050

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCETON BANCORP. INC.
Dated: January 18, 2024
	By:	/s/ George S. Rapp
George S. Rapp
Executive Vice President and Chief Financial Officer